SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2002

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Texas                         333-74467                     13-4150878
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
               Mortgage Pass-Through Certificates, Series 2002-1

On April 25, 2002, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2002, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-1 relating to the distribution date of April 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 25, 2002


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated April 25, 2002



                             Payment Date: 04/25/02


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  IA1        50,000,000.00    6.250000%             0.00    260,416.67      260,416.67       0.00       0.00
                        IA2       351,114,269.69    6.250000%     1,372,445.04  1,828,720.15    3,201,165.19       0.00       0.00
                        IA3        44,590,000.00    6.250000%             0.00    232,239.58      232,239.58       0.00       0.00
                        IA4        34,237,000.00    6.250000%             0.00    178,317.71      178,317.71       0.00       0.00
Residual                IAR                 0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
                        IIA1       97,123,505.92    6.000000%     1,988,317.06    485,617.53    2,473,934.58       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          7,984,640.82    6.227360%         8,784.59     41,436.03       50,220.62       0.00       0.00
                        B2          3,242,949.60    6.227360%         3,567.85     16,829.18       20,397.03       0.00       0.00
                        B3          2,195,227.42    6.227360%         2,415.16     11,392.06       13,807.22       0.00       0.00
                        B4          1,097,613.71    6.227360%         1,207.58      5,696.03        6,903.61       0.00       0.00
                        B5          1,097,613.71    6.227360%         1,207.58      5,696.03        6,903.61       0.00       0.00
                        B6            848,945.32    6.227360%           933.99      4,405.57        5,339.57       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        593,531,766.18     -            3,378,878.83  3,070,766.54    6,449,645.38     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          IA1        50,000,000.00              0.00
                                IA2       349,741,824.65              0.00
                                IA3        44,590,000.00              0.00
                                IA4        34,237,000.00              0.00
Residual                        IAR                 0.00              0.00
                                IIA1       95,135,188.86              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          7,975,856.23              0.00
                                B2          3,239,381.75              0.00
                                B3          2,192,812.26              0.00
                                B4          1,096,406.13              0.00
                                B5          1,096,406.13              0.00
                                B6            848,011.33              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        590,152,887.35     -
--------------------------------------------------------------------------------

                             Payment Date: 04/25/02


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     IA1    50,000,000.00     6.250000% 32051DKA9     0.000000      5.208333  1,000.000000
                           IA2   351,114,269.69     6.250000% 32051DKB7     3.852748      5.133610    981.800336
                           IA3    44,590,000.00     6.250000% 32051DKC5     0.000000      5.208333  1,000.000000
                           IA4    34,237,000.00     6.250000% 32051DKD3     0.000000      5.208333  1,000.000000
Residual                   IAR             0.00     6.250000% 32051DKE1     0.000000      0.000000      0.000000
                           IIA1   97,123,505.92     6.000000% 32051DKJ0    20.176742      4.927876    965.398436
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      7,984,640.82     6.227360% 32051DKK7     1.097799      5.178209    996.732846
                           B2      3,242,949.60     6.227360% 32051DKL5     1.097799      5.178209    996.732846
                           B3      2,195,227.42     6.227360% 32051DKM3     1.097799      5.178209    996.732846
                           B4      1,097,613.71     6.227360% 32051DKF8     1.097799      5.178209    996.732846
                           B5      1,097,613.71     6.227360% 32051DKG6     1.097799      5.178209    996.732846
                           B6        848,945.32     6.227360% 32051DKH4     1.097792      5.178209    996.732852
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     593,531,766.18       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                                            Total
                                                            -----
Prin balance       493,531,533.77    96,621,353.57   590,152,887.34
Loan count                   1088              218             1306
Avg loan rate           6.810931%        6.448245%             6.75
Prepay amount          954,439.56     1,657,876.70     2,612,316.26

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                                            Total
                                                            -----
Master serv fees        98,858.90        17,625.08       116,483.98
Sub servicer fees      129,858.69        17,200.56       147,059.24
Trustee fees             1,634.50           323.50         1,958.00


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy             134,844.00             0.00       134,844.00
Fraud                4,949,170.22       986,147.44     5,935,317.66
Special Hazard       8,220,939.74             0.00     8,220,939.74


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           97.228560%           100.000000%            577,064,775.61
   -----------------------------------------------------------------------------
   Junior            2.771440%             0.000000%             16,448,873.83
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           8                 3,417,786.18
60 to 89 days                           3                 1,344,971.22
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                11                 4,762,757.40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,449,645.38          6,449,645.38
Principal remittance amount            3,378,878.83          3,378,878.83
Interest remittance amount             3,070,766.54          3,070,766.54